UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07360

Monetta Trust
(Exact name of Registrant as specified in charter)

1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
(Address of principal executive offices) (Zip code)

Robert S. Bacarella
1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
(Name and address of agent for service)

(630) 462-9800
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2023

Date of reporting period:  December 31, 2023

Item 1. Reports to Stockholders.

(a)

Annual Report

December 31, 2023

Monetta Mutual Funds (No-Load)

Monetta Trust:
■ Monetta Fund
■ Monetta Young Investor Growth Fund

1-800-MONETTA	www.monetta.com

(This Page Intentionally Left Blank.)

TABLE OF CONTENTS

Letter to Shareholders	5

Performance Highlights

Monetta Fund	6

Monetta Young Investor Growth Fund	7

Disclosure of Fund Expenses	8

Schedules of Investments

Monetta Fund	9

Monetta Young Investor Growth Fund	11

Financial Statements

Statements of Assets and Liabilities	12

Statements of Operations	13

Statements of Changes in Net Assets	14

Financial Highlights	15

Notes to Financial Statements	17

Report of Independent Registered Public Accounting Firm	22

Other Information	23

Trustees & Officers	26

Notice to Shareholders	28

Privacy Policy	29

Principal Risks:
Mutual fund investing involves risk. Principal loss is possible. The Funds may make short-term investments, without limitation, for defensive purposes, which may provide lower returns than other types of investments. The portion of the Monetta Young Investor Growth Fund that invests in underlying ETFs that track the S&P 500® Index (the “Index”) will be subject to certain risks which are unique to tracking the Index. By investing in ETFs, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of the funds. The Monetta Young Investor Growth Fund will invest approximately 50% of its net assets in funds that track the Index or other broad-based market indices that primarily include stocks of large capitalization U.S. companies, and your cost of investing will generally be higher than the cost of investing directly in the shares of the mutual funds that track an index, which will be subject to certain risks which are unique to tracking the Index. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility than larger companies. Please refer to the Funds’ prospectus for further details.

While the Funds are no-load, management and other expenses still apply.

Past performance is not a guarantee of future results.

Monetta Financial Services, Inc. (“MFSI” or the “Adviser”) is the investment adviser to the Monetta Funds. References to individual securities are the views of the Adviser at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings and compositions are subject to change. MFSI and its affiliated officers, trustees and employees may, from time to time, have long or short positions in, and buy or sell, the securities of companies held, purchased or sold by the Monetta Funds. Current and future portfolio holdings are subject to risk. Please refer to the Schedules of Investments in this report for a complete list of Fund holdings.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.

The Russell 2500® Value Index measures the performance of the small to mid-cap value segment of the U.S. equity securities market. It includes those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

The Russell 2500® Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity securities market. It includes those Russell 2500® Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

ADR – American Depositary Receipt

Earnings growth is not a measure of the Funds’ future performance.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The summary and statutory prospectuses contains this and other important information about the investment company, and may be obtained by calling 1-866-964-4683, or visiting www.monetta.com. Read it carefully before investing.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Distributor: Quasar Distributors, LLC.

Letter to Shareholders (Unaudited)
2023 Annual Report

Dear Fellow Shareholders:

I am pleased to enclose your Fund’s annual report for the year ended December 31, 2023.

The market, as measured by the S&P 500® Index, posted an above average return of 26.29%, bouncing back from its 2022 return of -18.11% — one of its worst yearly market declines in over a decade. The stock market’s recovery in 2023 was a rally few investors expected. The bull rally began in October 2022 and was led by just a handful of the biggest and best companies, referred to as the “Magnificent Seven.” This group is comprised of Apple, Amazon, Alphabet, Meta, Microsoft, NVIDIA and Tesla. These companies are at the forefront of technological change across the economy, in areas such as artificial intelligence, electric vehicles, cloud computing and digital services. These stocks carried the market for most of the year and accounted for approximately two-thirds of the market’s yearly gain. In fact, as a group these seven securities were up around 70% for the year. Without them, the index would be up approximately 6% — about 20 percentage points lower.

In the first quarter, with the collapse of Silicon Valley Bank and Signature Bank investors’ fears of a Financial Crisis 2.0 began to form. The Federal Reserve, FDIC and U.S. Treasury quickly acted to setup a new lending facility ensuring that all bank deposits would be insured, thereby eliminating contagion fears and a potential banking crisis. Also clouding the investment landscape was the Fed’s tight monetary policy, higher energy prices and weakening consumer trends. Despite these headwinds, most of the market’s gain came early in 2023, with the S&P 500® Index posting a solid return of 16.89% for the first half of the year.

The second half of this year’s performance was largely impacted by declining inflationary expectations, a more dovish Federal Reserve monetary policy and better-than-expected corporate earnings reports.

The global geopolitical outlook darkened throughout the year, due to the ongoing war in Ukraine, new conflicts in the Middle East and the start of Israel-Hamas conflict. Surprisingly, most investors ignored these worries. In fact, in November, the market posted its best return of the year, up 9.13% as the Fed paused interest rate hikes, a move that suggested rate hikes may finally be in the rearview mirror.

2024 Outlook

As we head into 2024, most economists and analysts are relatively bullish on the outlooks for the economy and the stock market. While nothing about 2024 is certain, investors can expect many of the trends that are in motion at the end of 2023 to continue.

Two key market catalysts that will likely move stock prices higher in 2024 will remain front and center: inflation and interest rates. The Fed is reaching a critical point in its battle against inflation, and we believe the next few months will determine whether or not the Fed can navigate a so-called “soft landing” without tipping the economy into a recession. The Fed appears to be looking past commodity-driven inflation and is focused more on “core” inflation — a primary reason for its current pause in interest-rate hikes.

We believe we are the midst of a technological evolution — AI most of all — that is impacting all walks of life. Fast is getting faster, and speed, scale and efficiencies don’t happen without emerging technology. The large, high-tech growth companies are transforming businesses, much like the internet revolutionized our lives over the last quarter of a century. Although these premier companies are not particularly cheap, we do not believe they are overly expensive. Large-cap technology leaders should continue to benefit from cutting-edge innovations, increased commercialization and potentially higher profitability.

However, over-dependence on such a narrow group of stocks can be risky, leaving markets vulnerable to corrections and downturns. Regardless of how one feels about these companies transforming the world, they aren’t immune to larger economic forces. For this bull market to continue, more stocks need to participate in the rally, and that will largely depend on whether the Fed can get inflation down to its 2% target without triggering a recession.

Some investors argue that the next leg up for the market will be supported by the lagging groups and sectors. However, we have our doubts, given that the underperformance is due to the cyclical characteristics of these companies, which typically have little pricing power and high interest-rate sensitivity. Therefore, we believe a market environment of slowing economic growth and the likelihood of no future Fed interest rate hikes will continue to favor high-growth technology companies.

Outside of fundamentals, there are some clues from the past that may shed light on how the market may perform in 2024. In the past, when annual market returns exceeded 20% or more, 65% of the time the market advanced 8.9% in the following year. In addition, during a presidential election year, no matter which party wins the Oval Office, the average annual market return has been strong, at 11.9%.

The key factors that can derail a market advance next year include Fed rate cuts failing to materialize or coming later than investors expect, consumer spending materially weakening and/or top-line corporate revenue growth/margins faltering.

Thank you for being a valued shareholder.

Respectfully,

Robert S. Bacarella
President, Founder and Portfolio Manager

Performance Highlights (Unaudited)

Monetta Fund		Year ended December 31, 2023
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$837.7 billion	$72.41 million

PERFORMANCE:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Monetta Fund	31.29%	3.69%	13.11%	9.69%
S&P 500® Index	26.29%	10.00%	15.69%	12.03%
Total Annual Operating Expenses*	1.41%

*  Source Prospectus dated April 30, 2023. For the Fund’s current Expense Ratio, please refer to Page 15 of this Annual Report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Fund and the S&P 500® Index, for the 10-year period ended December 31, 2023, with dividend and capital gains reinvested.

Portfolio Weightings(a):

Technology	43.0%
Retail	11.6%
Healthcare	11.0%
Financial	10.4%
Consumer Cyclical	9.7%
Energy	4.5%
Capital Equipment	2.4%
Basic Material	1.1%
Other(b)	6.3%

Top 5 Equity Holdings:

% of Net Assets
Apple, Inc.	8.5%
Alphabet, Inc. - CL C	7.4%
Amazon.com, Inc.	6.6%
Microsoft Corp.	6.2%
NVIDIA Corp.	3.9%
Total Top 5 Equity Holdings:	32.6%

(a)	Portfolio weightings are subject to change daily and are calculated as a percentage of net assets.
(b)	Includes Money Market Funds and liabilities in excess of other assets.

Commentary

The Monetta Fund posted a strong gain of 31.29% for the year ended December 31, 2023. The Fund’s performance exceeded the return of its benchmark index, the S&P 500® Index, which appreciated 26.29%. Much of the benchmark’s positive return this year was thanks to a relatively small number of large-cap technology stocks.

The Fund’s strong outperformance was primarily due to its weightings in the large-cap technology sector. Specifically, the best performing security holdings included NVIDIA Corp., Amazon.com, Inc., Apple, Inc. and Alphabet Inc. - CL C, representing 3.93%, 6.61%, 8.51% and 7.40%, respectively, of the year end investment portfolio.

Detracting from Fund performance were positions in Humana, Inc., Palantir Technologies, Inc. and Chevron Corp., representing 1.07%, 1.23% and 0.99%, respectively, of the year end portfolio.

The Fund liquidated positions in Shopify, Inc., Expedia, Inc., Penn National Gaming, Inc. and NASDAQ, Inc., primarily due to lowered growth expectations and declining relative price movement to the market. New positions initiated during the year included Meta Platforms, Inc., Uber Technologies, Inc. and Adobe, Inc., representing 1.47%, 1.70% and 1.98% of the December 31, 2023 portfolio.

As we enter the new year, investors can expect a continuation of many of the trends that were in motion at the end of 2023. Investors appear optimistic the U.S. economy can avoid a severe economic recession and the Fed can navigate a so-called “soft landing.” Further near-term market upside may be temporarily constrained by already high valuations in the Tech sector.

As recession concerns subside, we expect market leadership to widen, which could benefit both the Tech and non-Tech parts of the market. Two key variables to continue to monitor are levels of inflation and direction of interest rate expectations and changes.

Performance Highlights (Unaudited)

Monetta Young Investor Growth Fund		Year ended December 31, 2023
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$1.3 trillion	$37.54 million

PERFORMANCE:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Monetta Young Investor
Growth Fund	32.74%	6.57%	14.09%	10.69%
S&P 500® Index	26.29%	10.00%	15.69%	12.03%
Total Annual Operating Expenses*	1.49%

*  Source Prospectus dated April 30, 2023. Expense Ratio of 1.49% includes Acquired Fund Fees and Expenses of 0.04%. For the Fund’s current Expense Ratio, please refer to Page 16 of this Annual Report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Young Investor Growth Fund and the S&P 500® Index, for the 10-year period ended December 31, 2023, with dividend and capital gains reinvested.

Portfolio Weightings(a):

Exchange Traded Funds	49.9%
Technology	23.1%
Retail	10.7%
Financial	9.5%
Consumer Cyclical	4.2%
Healthcare	1.4%
Other(c)	1.2%

Top 5 Equity Holdings(b):

% of Net Assets
Apple, Inc.	8.2%
Amazon.com, Inc.	8.1%
Alphabet, Inc. - CL C	7.5%
JPMorgan Chase & Co.	5.9%
Microsoft Corp.	5.0%
Total Top 5 Equity Holdings:	34.7%

(a)	Portfolio weightings are subject to change daily and are calculated as a percentage of net assets.
(b)	Excludes Exchange Traded Funds.
(c)	Includes Money Market Funds and liabilities in excess of other assets.

Commentary

The Monetta Young Investor Growth Fund posted a strong year-end performance of 32.74%. This compared favorably to the return of its benchmark index, S&P 500® Index, which appreciated 26.29%. Most of this year’s market advance was narrow, tech-led and focused on large companies.

The Fund’s outperformance came as a result of investments within the actively managed half of the portfolio, particularly from investments in the large-cap technology sector. The Fund also benefited from the benchmark’s strong performance, thanks to approximately half the portfolio invested in exchange traded funds (ETFs) that approximately track index performance.

Specific holdings that enhanced Fund performance included Amazon.com, Inc., Apple, Inc., Alphabet, Inc. and Microsoft Corp., representing 8.09%, 8.21%, 7.51% and 5.01%, respectively, of the year end investment portfolio. Detracting from Fund performance were holdings in UnitedHealth Group, Inc. and Walt Disney Co., representing 1.40% and 0.48%, respectively, of the year end portfolio after these holdings were trimmed during the year.

New positions initiated during the year included Tesla, Inc., DraftKings, Inc., Meta Platforms, Inc. and Charles Schwab Corp., representing 1.32%, 0.56%, 0.57% and 0.51% of the year end portfolio. Positions were liquated in Schlumberger Ltd., Shopify, Inc., Edwards Lifesciences Corp. and Walmart, Inc., primarily due to lowered growth expectations and declining relative price movement to the market.

Going forward, if the market advances higher, we expect market breadth to widen. In that case, we believe the Fund will benefit from its diversified holdings in ETFs that match the return of the S&P 500® Index and its concentration in large-cap growth stocks. Major headwinds that could restrict further market advances include stubbornly high inflation levels, higher interest rates and a decelerating corporate earnings outlook.

Disclosure of Fund Expenses (Unaudited)	Period Ended December 31, 2023

As a shareholder of a mutual fund, you incur ongoing costs, including investment advisory fees; distribution expense (Monetta Young Investor Growth Fund); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent semi-annual period, July 1, 2023 - December 31, 2023.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. The Example below includes, but is not limited to, investment advisory fees, distribution expense, accounting, custodian, and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD(a)	ANNUALIZED
	7/1/23	12/31/23	7/1/23-12/31/23	EXPENSE RATIO
ACTUAL
Monetta Fund	$1,000.00	$1,092.60	$7.65	1.45%
Monetta Young Investor Growth Fund	1,000.00	1,081.70	8.40	1.60%
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Monetta Fund	$1,000.00	$1,017.90	$7.37	1.45%
Monetta Young Investor Growth Fund	1,000.00	1,017.14	8.13	1.60%

(a) Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments	December 31, 2023

Monetta Fund

COMMON STOCKS – 93.7%
	SHARES	VALUE
Basic Material – 1.1%
Chemical – 1.1%
CF Industries Holdings, Inc.	10,000	$795,000

Capital Equipment – 2.4%
Aerospace & Defense – 1.1%
Lockheed Martin Corp.	1,800	815,832

Machinery-Miscellaneous – 1.3%
Ingersoll Rand, Inc.	12,000	928,080
Total Capital Equipment		1,743,912

Consumer Cyclical – 9.7%
Automobile – 1.7%
Tesla, Inc.(a)	4,800	1,192,704

Leisure Service – 6.8%
DraftKings, Inc. – Class A(a)	32,000	1,128,000
Netflix, Inc.(a)	3,000	1,460,640
Roku, Inc.(a)	12,000	1,099,920
Uber Technologies, Inc.(a)	20,000	1,231,400
		4,919,960
Media-Radio/TV – 1.2%
Walt Disney Co.	10,000	902,900
Total Consumer Cyclical		7,015,564

Energy – 4.5%
Oil & Gas-Exploration & Production – 2.4%
ConocoPhillips	7,000	812,490
Occidental Petroleum Corp.	15,000	895,650
		1,708,140
Oil & Gas-Integrated – 2.1%
Chevron Corp.	4,800	715,968
Exxon Mobil Corp.	8,500	849,830
		1,565,798
Total Energy		3,273,938

Financial – 10.4%
Bank-Money Center – 4.9%
Goldman Sachs Group, Inc.	2,500	$964,425
JPMorgan Chase & Co.	15,000	2,551,500
		3,515,925
Brokerage & Investment Management – 1.7%
Charles Schwab Corp.	18,000	1,238,400

Finance-Miscellaneous – 2.6%
MasterCard, Inc. – Class A	4,500	1,919,295

Insurance-Diversified –1.2%
American International
Group, Inc.	13,000	880,750
Total Financial		7,554,370

Healthcare – 11.0%
Healthcare-Biomedical/Genetic – 2.6%
Gilead Sciences, Inc.	10,500	850,605
Vertex
Pharmaceuticals, Inc.(a)	2,500	1,017,225
		1,867,830
Healthcare-Drug/Diversified – 3.9%
AbbVie, Inc.	5,700	883,329
Eli Lilly & Co.	1,600	932,672
Zoetis, Inc.	5,200	1,026,324
		2,842,325
Healthcare-Patient Care – 4.5%
Centene Corp.(a)	12,000	890,520
Humana, Inc.	1,700	778,277
UnitedHealth Group, Inc.	3,000	1,579,410
		3,248,207
Total Healthcare		7,958,362

Retail – 11.6%
Retail-Major Chain – 3.8%
Costco Wholesale Corp.	3,000	1,980,240
Wal-Mart Stores, Inc.	5,000	788,250
		2,768,490

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2023

Monetta Fund (Continued)

	SHARES	VALUE
Retail-Specialty – 7.8%
Amazon.com, Inc.(a)	31,500	$4,786,110
TJX Companies, Inc.	9,000	844,290
		5,630,400
Total Retail		8,398,890

Technology – 43.0%(b)
Computer Data Storage – 8.6%
Apple, Inc.	32,000	6,160,960

Computer-Service – 1.3%
Accenture PLC – Class A	2,700	947,457

Computer-Software – 16.8%
Adobe Systems, Inc.(a)	2,400	1,431,840
Cisco Systems, Inc.	17,000	858,840
Coinbase Global, Inc. –
Class A(a)	4,000	695,680
Crowdstrike Holdings, Inc. –
Class A(a)	5,500	1,404,260
Microsoft Corp.	12,000	4,512,480
Palantir Technologies, Inc. –
Class A(a)	52,000	892,840
Salesforce, Inc.(a)	4,500	1,184,130
ServiceNow, Inc.(a)	1,700	1,201,033
		12,181,103
Electronic-Semiconductor – 7.4%
Advanced Micro
Devices, Inc.(a)	9,000	1,326,690
Intel Corp.	24,000	1,206,000
NVIDIA Corp.	5,750	2,847,515
		5,380,205
Internet – 8.9%
Alphabet, Inc. – Class C(a)	38,000	5,355,340
Meta Platforms, Inc. –
Class A(a)	3,000	1,061,880
		6,417,220
Total Technology		31,086,945
TOTAL COMMON STOCKS
(Cost $33,579,670)		67,826,981

SHORT-TERM INVESTMENTS – 6.4%
Money Market Funds – 6.4%
First American Government
Obligations Fund –
Class X, 5.29%(c)	4,665,162	$4,665,162
TOTAL SHORT-TERM
INVESTMENTS
(Cost $4,665,162)		4,665,162
TOTAL INVESTMENTS – 100.1%
(Cost $38,244,832)		72,492,143
Liabilities in Excess of
Other Assets – (0.1)%		(80,044)
TOTAL NET ASSETS – 100.0%		$72,412,099

Percentages are stated as a percent of net assets.

PLC – Public Limited Company

(a)	Non-income producing security.

(b)	As of December 31, 2023, the Fund has a significant portion of its assets invested in this sector. See Note 6 in Notes to Financial Statements.

(c)	The rate shown represents the 7-day effective yield as of December 31, 2023.

Industry classification provided by William O’Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2023

Monetta Young Investor Growth Fund

EXCHANGE TRADED FUNDS – 49.9%
	SHARES	VALUE
SPDR S&P 500 Trust(a)	27,000	$12,833,370
Vanguard S&P 500	13,500	5,896,800
TOTAL EXCHANGE
TRADED FUNDS
(Cost $7,094,367)		18,730,170

COMMON STOCKS – 48.9%
Consumer Cyclical – 4.2%
Automobile – 1.3%
Tesla, Inc.(b)	2,000	496,960

Leisure Service – 2.4%
DraftKings, Inc. – Class A(b)	6,000	211,500
Netflix, Inc.(b)	1,400	681,632
		893,132
Media-Radio/TV – 0.5%
Walt Disney Co.	2,000	180,580
Total Consumer Cyclical		1,570,672

Financial – 9.5%
Bank-Money Center – 5.9%
JPMorgan Chase & Co.	13,000	2,211,300

Brokerage & Investment Management – 0.5%
Charles Schwab Corp.	2,800	192,640

Finance-Miscellaneous – 3.1%
MasterCard, Inc. – Class A	2,700	1,151,577
Total Financial		3,555,517

Healthcare – 1.4%
Healthcare-Patient Care – 1.4%
UnitedHealth Group, Inc.	1,000	526,470

Retail – 10.7%
Retail-Major Chain – 2.6%
Costco Wholesale Corp.	1,500	990,120

Retail-Specialty – 8.1%
Amazon.com, Inc.(b)	20,000	3,038,800
Total Retail		4,028,920

Technology – 23.1%
Computer Data Storage – 8.2%
Apple, Inc.	16,000	$3,080,480

Computer-Software – 5.0%
Microsoft Corp.	5,000	1,880,200

Electronic-Semiconductor –1.9%
Advanced Micro Devices, Inc.(b)	3,000	442,230
NVIDIA Corp.	500	247,610
		689,840
Internet – 8.1%
Alphabet, Inc. – Class C(b)	20,000	2,818,600
Meta Platforms, Inc. –
Class A(b)	600	212,376
		3,030,976
Total Technology		8,681,496
TOTAL COMMON STOCKS
(Cost $4,609,916)		18,363,075

SHORT-TERM INVESTMENTS – 1.5%
Money Market Funds – 1.5%
First American Government
Obligations Fund –
Class X, 5.29%(c)	548,805	548,805
TOTAL SHORT-TERM
INVESTMENTS
(Cost $548,805)		548,805
TOTAL INVESTMENTS – 100.3%
(Cost $12,253,088)		37,642,050
Liabilities in Excess of
Other Assets – (0.3)%		(99,294)
TOTAL NET ASSETS – 100.0%		$37,542,756

Percentages are stated as a percent of net assets.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets. Additional information of this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	Non-income producing security.

(c)	The rate shown represents the 7-day effective yield as of December 31, 2023.

Industry classification provided by William O’Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	December 31, 2023

		Monetta Young
		Investor Growth
	Monetta Fund	Fund
Assets:
Investments at value(a)	$72,492,143	$37,642,050
Receivables:
Interest and dividends	78,284	77,354
Fund shares sold	410	4,152
Prepaid expenses	12,921	15,473
Total Assets	72,583,758	37,739,029

Liabilities:
Payables:
Investment advisory fees (Note 2)	57,750	17,404
Distribution expense (Note 5)	—	56,920
Fund shares redeemed	319	15,481
Accrued trustee fees	7,897	4,244
Accrued compliance fees	3,729	1,981
Accrued transfer agent fees	42,042	42,451
Accrued fund administration fees	17,624	17,500
Accrued audit fees	18,750	18,749
Accrued other expenses	23,548	21,543
Total Liabilities	171,659	196,273
Net Assets	$72,412,099	$37,542,756

Analysis of net assets:
Paid-in capital	38,941,240	11,712,886
Total distributable earnings	33,470,859	25,829,870
Net Assets	$72,412,099	$37,542,756

(a) Investments at cost	$38,244,832	$12,253,088

Shares of beneficial interest issued outstanding	2,935,512	2,202,456

Net asset value, offering price and redemption price per share	$24.67	$17.05

The accompanying notes are an integral part of these financial statements.

Statements of Operations	For The Year Ended
December 31, 2023

		Monetta Young
		Investor Growth
	Monetta Fund	Fund
Investment income:
Dividends	$553,036	$413,402
Interest	214,250	29,037
Total investment income	767,286	442,439

Expenses:
Investment advisory fees (Note 2)	625,331	194,432
Distribution expense (Note 5)	—	88,378
Transfer agent fees	103,268	104,806
Administration fees	42,620	42,255
Accounting fees	33,503	32,384
Compliance fees	32,816	17,669
Trustee fees	26,778	14,338
State registration fees	23,915	24,541
Legal fees	20,999	12,189
Audit fees	17,751	18,748
Custodian fees	9,553	7,422
Printing and postage fees	9,141	7,303
Other expenses	4,443	4,140
Insurance fees	3,406	1,912
Total expenses	953,524	570,517
Net investment loss	(186,238)	(128,078)

Realized and unrealized gain on investments:
Net realized gain on investments	2,602,718	3,169,163
Net change in unrealized appreciation/depreciation of investments	15,371,307	6,905,481
Net realized and unrealized gain on investments	17,974,025	10,074,644
Net increase in net assets from operations	$17,787,787	$9,946,566

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	For The Years Ended
December 31,

	Monetta Fund		Monetta Young Investor Growth Fund
	2023	2022	2023	2022
Operations:
Net investment loss	$(186,238)	$(191,451)	$(128,078)	$(90,313)
Net realized gain (loss) on investments	2,602,718	(3,290,849)	3,169,163	452,702
Net change in unrealized appreciation/
depreciation of investments	15,371,307	(19,808,282)	6,905,481	(12,860,621)
Net increase (decrease) in net
assets from operations	17,787,787	(23,290,582)	9,946,566	(12,498,232)

Distributions:
Total distributions to shareholders	—	(4,496,942)	(2,576,120)	(2,542,222)

Capital transactions (Note 3):
Proceeds from shares sold	343,726	400,177	798,638	1,021,277
Net asset value of shares issued
through dividend reinvestment	—	4,260,657	2,508,411	2,451,719
Cost of shares redeemed	(4,090,657)	(2,796,399)	(5,187,713)	(7,853,482)

Increase (Decrease) in net assets
from capital transactions	(3,746,931)	1,864,435	(1,880,664)	(4,380,486)

Total increase (decrease)
in net assets	14,040,856	(25,923,089)	5,489,782	(19,420,940)

Net assets at beginning of year	$58,371,243	$84,294,332	$32,052,974	$51,473,914

Net assets at end of year	$72,412,099	$58,371,243	$37,542,756	$32,052,974

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Monetta Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
For a share outstanding	December 31,	December 31,	December 31,	December 31,	December 31,
throughout the years:	2023	2022	2021	2020	2019

Net asset value at beginning of year	$18.79	$28.09	$26.77	$21.58	$16.82

INVESTMENT OPERATIONS:
Net investment loss(a)	(0.06)	(0.06)	(0.27)	(0.13)	(0.04)
Net realized and unrealized
gain (loss) on investments	5.94	(7.69)	5.18	6.41	4.80

Total from investment operations	5.88	(7.75)	4.91	6.28	4.76

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	—
From net realized gains	—	(1.55)	(3.59)	(1.09)	—

Total distributions	—	(1.55)	(3.59)	(1.09)	—

Net asset value at end of year	$24.67	$18.79	$28.09	$26.77	$21.58

Total return	31.29%	-27.93%	17.83%	29.41%	28.30%
Ratios to average net assets:
Expense Ratio	1.45%	1.41%	1.33%	1.37%	1.40%
Net investment loss	(0.28)%	(0.28)%	(0.93)%	(0.58)%	(0.20)%
Portfolio turnover	51.7%	85.9%	55.2%	60.5%	61.8%
Net assets (in thousands)	$72,412	$58,371	$84,294	$75,840	$62,348

(a)	The per share amounts are calculated using the average number of shares outstanding during the year.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Monetta Young Investor Growth Fund

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
For a share outstanding	December 31,	December 31,	December 31,	December 31,		December 31,
throughout the years:	2023	2022	2021	2020		2019

Net asset value at beginning of year	$13.82	$20.10	$19.90	$22.96		$18.64

INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.06)	(0.04)	(0.10)	(0.01)		0.05
Net realized and unrealized
gain (loss) on investments	4.51	(5.09)	4.67	4.33		5.96

Total from investment operations	4.45	(5.13)	4.57	4.32		6.01

LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.00	)(b)	(0.06)
From net realized gains	(1.22)	(1.15)	(4.37)	(7.38)		(1.63)

Total distributions	(1.22)	(1.15)	(4.37)	(7.38)		(1.69)

Net asset value at end of year	$17.05	$13.82	$20.10	$19.90		$22.96

Total Return	32.74%	-25.79%	22.87%	20.47%		32.58%
Ratios to average net assets:
Expense Ratio(c)	1.61%	1.45%	1.33%	1.31%		1.26%
Net investment income(loss)(c)(d)	(0.36)%	(0.23)%	(0.44)%	(0.06)%		0.23%
Portfolio turnover	6.2%	11.3%	6.8%	13.1%		6.7%
Net assets (in thousands)	$37,543	$32,053	$51,474	$55,311		$75,654

(a)	The per share amounts are calculated using the average number of shares outstanding during the year.

(b)	Rounds to zero.

(c)	The ratios of expenses and net investment income do not include the Fund’s proportionate share of expense and income of the underlying investment companies in which it invests.

(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which it invests.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	December 31, 2023

1.	SIGNIFICANT ACCOUNTING POLICIES:

Monetta Trust (the “Trust”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The following funds, collectively referred to as the Funds, are series of the Trust:

Monetta Fund. The primary objective of this Fund is long-term capital growth. The Fund seeks this objective by investing primarily in equity securities believed to have growth potential. The Fund presently invests primarily in large capitalization growth companies.

Monetta Young Investor Growth Fund. The objective of this Fund is long-term capital growth. The Fund seeks this objective by investing approximately 50% of its assets in exchange traded funds (“ETFs”) and other funds seeking to track the S&P 500® Index or other broad-based market indices that primarily include stocks of large capitalization U.S. companies and the remainder of its assets in common stocks of individual companies that Monetta Financial Services, Inc., (the “Adviser”) considers to be high quality well-known companies that produce products or provide services that are recognized by many investors.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The Monetta Fund and the Monetta Young Investor Growth Fund are each a diversified series with their own investment objectives and policies with the Trust.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(a) Securities Valuation

The Board has adopted a pricing and valuation policy for use by the Funds and its Valuation Designee (as defined below) in calculating the Funds’ NAVs. Pursuant to Rule 2a-5 under the 1940 Act, the Funds have designated the Adviser as their “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Equity securities, including American Depositary Receipts (“ADR”s) and ETFs are stated at fair value, based on the official closing price as of the time of valuation. If there is no official closing price of a security on the valuation date, the Valuation Designee will determine the appropriate fair valuation methodology, pursuant to the Funds’ Fair Value Procedures, with respect to determining the fair value of the security that is missing the official closing price. To the extent these equity securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Investments in registered open-end management companies, including money market funds, will be valued based on the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or are deemed unreliable are valued at their fair value in accordance with procedures established by the Board of Trustees (“Board”). In determining the fair value of a security, the Adviser and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and duration of restrictions, if any, on the disposition of the security; (ii) fundamental analytical data relating to the security; (iii) evaluation of the forces that influence the market in which the security is traded; (iv) information as to any transactions in or offers for the security; (v) the existence of any merger proposal, tender offer or other extraordinary events relating to the security; (vi) the price and extent of public trading in similar securities of the issuer or of comparable companies; and (vii) any other methodologies and factors that they consider appropriate.

Notes to Financial Statements (continued)	December 31, 2023

(b) Use of Estimates

The preparation of financial statements, in conformity with U.S. GAAP, requires the Funds’ management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

(c) General

Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the specific lot identification basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Any distributions received from investments in ETFs which represent long-term capital gains are recorded by the Funds as a realized gain.

(d) Expenses

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds on several bases, including relative net assets of all the Funds within the Monetta Trust.

(e) Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required. As of and during the year ended December 31, 2023, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended December 31, 2023, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the year ended December 31, 2023, the Funds did not incur any interest and penalties. The Funds are not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended December 31, 2020.

The Funds will utilize capital loss carry-forwards as allowable, to minimize certain distributions of capital gains. The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward indefinitely and retain their character as either short-term or long-term capital losses. At December 31, 2023, the Monetta Fund had a non-expiring short-term capital loss carry-forward of $688,131 and the Monetta Young Investor Growth Fund had no capital loss carry-forwards. The Monetta Fund utilized $2,602,718 of short-term capital loss carry-forwards during its 2023 fiscal year.

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales. At December 31, 2023, the Funds had no post October losses which were realized after October 31, 2023 and deferred for tax purposes to January 1, 2024.

(f) Distributions of Incomes and Gains

Distributions to shareholders are recorded by the Funds on the ex-dividend date. Due to inherent differences in the characterization of short-term capital gains under U.S. GAAP, and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

Additionally, U.S. GAAP requires certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended December 31, 2023, the Monetta Fund increased distributable earnings by $186,238 and decreased paid-in capital by $186,238 and the Monetta Young Investor Growth Fund decreased distributable earnings by $12,316 and increased paid-in capital by $12,316. These adjustments were made due to net operating losses for the Funds and the use of equalization by the Young Investor Growth Fund.

Notes to Financial Statements (continued)	December 31, 2023

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at December 31, 2023, were as follows:

	Monetta	Monetta Young
	Fund	Investor Growth Fund
Aggregate Gross Appreciation	$34,677,039	$25,388,962
Aggregate Gross Depreciation	(518,049)	—
Net Unrealized Appreciation	34,158,990	25,388,962
Federal Income Tax Cost	$38,333,153	$12,253,088

Any differences between book-basis and tax-basis cost of investments for the Funds are attributable primarily to the deferral of wash sale losses.

As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:

	Monetta	Monetta Young
	Fund	Investor Growth Fund
Undistributed Ordinary Income	$—	$—
Undistributed Long-Term Capital Gain	—	440,908
Net Unrealized Appreciation	34,158,990	25,388,962
Other Accumulated Losses	(688,131)	—
Total Distributable Earnings	$33,470,859	$25,829,870

The tax character of distributions paid during the years ended December 31, 2023 and 2022 were as follows:

	Monetta	Monetta Young
	Fund	Investor Growth Fund
2023
Ordinary Income*	$—	$—
Long-Term Capital Gain	—	2,576,120
Total Distributions to Shareholders	$—	$2,576,120

	Monetta	Monetta Young
	Fund	Investor Growth Fund
2022
Ordinary Income*	$—	$—
Long-Term Capital Gain	4,496,942	2,542,222
Total Distributions to Shareholders	$4,496,942	$2,542,222

* For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

(g) Fair Value Measurements

In accordance with ASC 820-10, fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820-10 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of each Fund’s investments. The inputs are summarized in the three broad Levels listed below.

• Level 1 –	quoted prices in active markets for identical investments;

• Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.);

Notes to Financial Statements (continued)	December 31, 2023

• Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each respective Fund’s investments at December 31, 2023, based on the inputs used to value them:

INVESTMENTS IN SECURITIES
Type of Investments	Level 1	Level 2	Level 3	Total
Monetta Fund
Common Stocks	$67,826,981	$ —	$ —	$67,826,981
Money Market Funds	$ 4,665,162	$ —	$ —	$ 4,665,162
FUND TOTAL	$72,492,143	$ —	$ —	$72,492,143
Monetta Young Investor Growth Fund
Exchange Traded Funds	$18,730,170	$ —	$ —	$18,730,170
Common Stocks	$18,363,075	$ —	$ —	$18,363,075
Money Market Funds	$ 548,805	$ —	$ —	$ 548,805
FUND TOTAL	$37,642,050	$ —	$ —	$37,642,050

Refer to each Fund’s Schedule of Investments for further information on the classification of investments.

2.	RELATED PARTIES:

Robert S. Bacarella is an officer and trustee of the Funds and also an officer, director and majority shareholder of the Adviser. Robert J. Bacarella is an officer of the Funds and also an officer of the Adviser. As of and for the year ended December 31, 2023, remunerations required to be paid to all interested trustees have been directly paid by the Adviser. Fees paid to independent trustees have been directly paid by the Funds.

Each Fund pays the Adviser a monthly investment advisory fee, based upon the average net assets of each Fund, which is calculated and accrued daily.

The Monetta Fund pays the Adviser based on an annual rate of 0.95% for the first $300 million in net assets, 0.90% for the next $200 million in net assets, and 0.85% for net assets over $500 million. The Monetta Young Investor Growth Fund pays the Adviser based on an annual rate of 0.55% on all net assets. From these fees the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of each Fund.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of ACA Group, which provides chief compliance officer services to the Funds.

3.	CAPITAL STOCK AND SHARE UNITS:
There is an unlimited number of “no par value” shares of beneficial interest authorized for each series of the Trust.

	Monetta	Monetta Young
	Fund	Investor Growth Fund
2022 Beginning Shares	3,000,548	2,561,116
Shares sold	17,557	60,162
Shares issued upon dividend reinvestment	213,139	169,084
Shares redeemed	(124,179)	(470,508)
Net increase (decrease) in shares outstanding	106,517	(241,262)
2023 Beginning Shares	3,107,065	2,319,854
Shares sold	15,876	50,296
Shares issued upon dividend reinvestment	—	155,608
Shares redeemed	(187,429)	(323,302)
Net decrease in shares outstanding	(171,553)	(117,398)
2023 Ending Shares	2,935,512	2,202,456

Notes to Financial Statements (continued)	December 31, 2023

4.	PURCHASES AND SALES OF INVESTMENT SECURITIES:
The cost of purchases and proceeds from sales of securities for the year ended December 31, 2023, excluding short-term securities were:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Monetta Fund	$ —	$ —	$31,710,144	$37,034,692
Monetta Young Investor Growth Fund	—	—	2,165,808	6,725,374

5.	DISTRIBUTION PLAN:

The Trust and its shareholders have adopted a service and distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan permits the participating Fund to pay certain expenses associated with the distribution of its shares. Annual fees under the Plan up to 0.25% of the average daily net assets for the Monetta Young Investor Growth Fund are accrued daily.

6.	SECTOR RISK:

As of December 31, 2023, the Monetta Fund had a significant portion of its assets invested in the technology sector. The technology sector may be more sensitive to changes in domestic and international competition, economic cycles, financial resources, personnel availability, rapid innovation and intellectual property issues.

7.	ETF RISK:

As of December 31, 2023, the Monetta Young Investor Growth Fund had a significant portion of its assets invested in ETFs. ETFs are bought and sold on a securities exchange. An ETF trades like a common stock and often represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

8.	CONTROL OWNERSHIP:

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2023, Charles Schwab & Co., for the benefit of its customers, owned 27.17% of the outstanding shares of the Monetta Young Investor Growth Fund.

9.	OTHER REGULATORY MATTERS

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

Report of Independent Registered Public Accounting Firm	December 31, 2023

To the Shareholders and Board of Trustees of
Monetta Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Monetta Trust comprising Monetta Fund and Monetta Young Investor Growth Fund (the “Funds”), as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2013.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 22, 2024

Other Information (Unaudited)	December 31, 2023

BOARD APPROVAL OF ADVISORY AGREEMENTS

At an in-person meeting held on November 17, 2023, the Board considered the renewal of two separate investment advisory agreements. One between the Trust, on behalf of the Monetta Fund and the Adviser, and another between the Trust, on behalf of the Young Investor Growth Fund and the Adviser. Both advisory agreements were required to be renewed on or before December 2, 2023 by a majority of the Trustees who are not interested persons of the Funds, voting in person, and at a meeting called for the specific purpose of approving this agreement.

The Board was presented with relative performance, fees, expenses, asset size and other information in connection with the continuation of each advisory agreement. The Board received a memorandum from Thompson Hine outlining the legal standards applicable to the renewal and continuation of an investment advisory agreement under the 1940 Act. The Board was informed that Thompson Hine had submitted a request for information from the Adviser, on behalf of the Board, pursuant to Section 15(c) of the 1940 Act, a copy of which is included with the Materials. Furthermore, the Board was provided with responsive information from the Adviser regarding each Fund prior to the Meeting being held. The Board fully reviewed the advisory agreements and materials considered relevant in connection with the renewal of each agreement, as set forth below.

In the approval of advisory fees and other expenses to be paid by the Funds, and the advisory agreements themselves, the Board considered the following factors (no single one of which was determinative):

1)	the nature, extent and quality of the services provided by the Adviser to the Funds,
2)	the investment performance of the Funds and the Adviser,
3)	the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds,
4)	the extent to which economies of scale will be realized as the Funds grow, and
5)	whether the fee levels reflect these economies of scale to the benefit of shareholders.

The Board discussed the nature, extent, and quality of services provided by the Adviser. Mr. Davalla noted there were no changes to Adviser personnel, key risks to the Funds remained static, the Funds had an insurance policy and there were no regulatory, litigation or compliance issues with the Funds. Mr. Tyre indicated that he was satisfied with the Adviser’s compliance program. The Board noted their satisfaction with the Adviser’s personnel and resources and concluded that the Adviser was well-suited to continue to serve as the adviser for each Fund.

The Board was presented with performance information for each Fund in comparison to each Fund’s benchmark, Morningstar category average and peer groups. The Board noted that the performance for the Monetta Fund has slightly lagged its peer group average and Morningstar category average for the 1, 3 and 5-year periods. The Trustees reviewed the performance of the Young Investor Fund next, noting that it outperformed its peer group average for the 1-year period while slightly underperforming its Morningstar category average for the same timeframe. The Trustees noted that the Young Investor Fund did outperform its peer group average and category average for the 3-year period. After discussion, the Board concluded that each Fund’s performance was satisfactory.

The Board also reviewed information in connection with the advisory fee and net expense ratios for each Fund versus their respective peer grouping as set forth in the Materials. The Trustees noted that the advisory fee for the Monetta Fund was higher than its peer group average but within the range of the peer group. The Board then reviewed that the Young Investor Fund’s advisory fee was below its peer group average. The Trustees noted that the Funds’ advisory fee peer groups tended to be in large Fund complexes and due to this, were more likely to benefit more with economies of scales. After a discussion, the Board determined that the advisory fee for each Fund was not unreasonable.

The Board next evaluated the cost of services and profitability of the Adviser, giving consideration to the Adviser’s continued ability to provide quality investment management services to the Funds in view of the total net assets of the Fund complex. The Board discussed the total revenues received from each Fund and the Adviser’s profitability with respect to each Fund.

The Board determined the revenue and profits of the Adviser were both reasonable and appropriate. They found the advisory fee for each Fund to be reasonable in light of the nature, quality and extent of the services being provided to each Fund, the size of each Fund and the costs incurred by the Adviser in providing such services. The Board determined the break points in the fee schedule for the Monetta Fund were reasonably likely to allow the shareholders of the Fund to share in economies of scale as the Fund grows.

Other Information (Unaudited) (continued)	December 31, 2023

No single factor was determinative of the Board’s decision to approve the renewal of the Advisory Agreements; rather, the Board based its determination on the total mix of information available. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the renewal of the Advisory Agreements, including the compensation payable under the agreements, were fair and reasonable to the Funds. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the renewal of the Advisory Agreements was in the best interest of each Fund and its shareholders.

Other Information (Unaudited) (continued)	December 31, 2023

STATEMENT REGARDING THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Monetta Trust (the “Trust”), on behalf of the Monetta Fund and Monetta Young Investor Growth Fund (each a “Fund” and together, the “Funds”), has adopted and implemented a written liquidity risk management program (the “Program”) that includes policies and procedures reasonably designed to comply with the requirements of Rule 22e-4, including: (i) assessment, management and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) establishment of a highly liquid investment minimum (“HLIM”), as applicable; (iv) limitation on illiquid investments; and (v) redemptions in-kind. The Trust’s Board of Trustees (the “Board”) has approved the designation of a group of individuals associated with the Trust and Monetta Financial Services, Inc. (the “Adviser”) as the administrator of the Program (the “Program Administrator”). Personnel of the Trust conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Trust Program Administrator.

In accordance with Rule 22e-4, the Board reviewed a report prepared by the Program Administrator (the “Report”) regarding the operation of the Program and its adequacy and effectiveness of implementation for the period August 1, 2022 through July 31, 2023 (the “Reporting Period”). No significant liquidity events impacting the Funds during the Reporting Period or material changes to the Program were noted in the Report.

Under the Program, the Program Administrator manages and periodically reviews each Fund’s liquidity risk, including consideration of applicable factors specified in Rule 22e-4 and the Program. Liquidity risk is defined as the risk that a Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. In general, this risk was managed during the Reporting Period by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. In the Report, Monetta provided its assessment that, based on the information considered in its review, the Program remains reasonably designed to manage each Fund’s liquidity risk and each Fund’s investment strategy remains appropriate for an open-end fund.

Pursuant to the Program, the Program Administrator oversaw the classification of each of the Funds’ portfolio investments as highly liquid, moderately liquid, less liquid or illiquid during the Reporting Period, including in connection with recording investment classifications on Form N-PORT. The process utilized by the Trust for determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

Each Fund qualified as a “primarily highly liquid fund” as defined in the Program during the Reporting Period. Accordingly, each Fund was not required to establish a HLIM or comply with the related Program provisions during the Reporting Period.

During the Reporting Period, each Fund’s investments were monitored for compliance with the 15% limitation on illiquid investments pursuant to the Program and in accordance with Rule 22e-4.

The Report noted there were no in-kind redemptions effected by the Funds during the Reporting Period.

The Report concluded, with respect to each Fund: (i) the Program was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk during the Reporting Period; and (ii) the Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund during the Reporting Period.

Trustees & Officers (Unaudited)	December 31, 2023

Name (Birth Year) (Funds Overseen)		Other Directorships
Mailing Address		Held by Trustees
Position(s) with Trust	Principal Occupation(s)	During the
Term of Position	During Past Five Years	Past Five Years

Independent (“Disinterested”) Trustees:

John L. Guy (1952) (2 Funds)	EVP & Director of Business Banking,	None.
1776-A S. Naperville Rd., Suite 100	Webster Bank since 2010.
Wheaton, IL 60189-5831

Trustee since 1993;
Indefinite Term

Independent Chairman since 2014;
Indefinite Term

Marlene Z. Hodges (1948) (2 Funds)	EVP & CFO, Orchard Village	None.
1776-A S. Naperville Rd., Suite 100	(non-profit organization) since 2012.
Wheaton, IL 60189-5831
Founder and CEO of
Trustee since 2001;	Marlene Z. Hodges, LLC,
Indefinite Term	a consultancy providing financial
guidance to non-profits, since 2011.

Patricia J. Luscombe (1961) (2 Funds)	Managing Director of the Valuations	Trustee; Northern Lights
1776-A S. Naperville Rd., Suite 100	and Opinions Group, Lincoln	Fund III (31 Funds)
Wheaton, IL 60189-5831	International, LLC (investment bank)	(since 2015)
since 2007.
Trustee since 2015;
Indefinite Term

Inside (“Interested”) Trustee(1)

Robert S. Bacarella(2) (1949) (2 Funds)	Chairman & President of the Adviser	None.
1776-A S. Naperville Rd., Suite 100	since 1997.
Wheaton, IL 60189-5831
Director of Adviser since 1984.
Trustee & President since 1993;
Indefinite Term

Principal Executive Officer 2002;
Indefinite Term

(1)  Trustees who are employees or officers of the Adviser receive no compensation from the Trust.
(2)  Mr. Robert J. Bacarella is the son of Mr. Robert S. Bacarella, President and Founder of the Adviser

Additional information about the Trustees is available in the Trust’s State of Additional Information (“SAI”), which is available, without charge, by calling 1-800-MONETTA

Trustees & Officers (Unaudited) (continued)	December 31, 2023

Name (Birth Year) (Funds Overseen)		Other Directorships
Mailing Address		Held by Trustees
Position(s) with Trust	Principal Occupation(s)	During the
Term of Position	During Past Five Years	Past Five Years

Officers Who Are Not Trustees

Robert J. Bacarella(1) (1977) (2 Funds)	Vice President, Treasurer,	Not Applicable.
1776-A S. Naperville Rd., Suite 100	Chief Financial Officer, & Director
Wheaton, IL 60189-5831	of the Adviser since 2009.

Vice President since 2009;
Indefinite Term

Treasurer 2010;
Indefinite Term

Secretary, Chief Financial Officer,
Principal Financial Officer & Principal
Accounting Officer Since 2012;
Indefinite Term

Douglas N. Tyre (1980) (2 Funds)	Chief Compliance Officer for the	Not Applicable.
Chief Compliance Officer	Adviser since 2023; Senior Principal
c/o ACA Group	Consultant, ACA Group (formerly
1776-A S. Naperville Rd., Suite 100	known as Cipperman Compliance
Wheaton, IL 60189-5831	Services, LLC) (2014-Present)

Chief Compliance Officer
since 2023;
Indefinite Term

(1)  Mr. Robert J. Bacarella is the son of Mr. Robert S. Bacarella, President and Founder of the Adviser.

Additional information about the Trustees is available in the Trust’s State of Additional Information (“SAI”), which is available, without charge, by calling 1-800-MONETTA.

Notice to Shareholders (Unaudited)	December 31, 2023

Tax Information

For the fiscal year ended December 31, 2023, certain dividends paid by the Funds may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designed as qualified dividend income was 0.00% and 0.00% for the Monetta Fund and Monetta Young Investor Growth Fund, respectively.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2023 was 0.00% and 0.00% for the Monetta Fund and Monetta Young Investor Growth Fund, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) was 0.00% and 0.00% for the Monetta Fund and Monetta Young Investor Growth Fund, respectively.

Proxy Voting Policies and Proxy Voting Record

The Funds’ proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended June 30, are available without charge, upon request, by contacting the Adviser at 1-800-MONETTA, or by writing to Monetta Financial Services, Inc., 1776-A South Naperville Rd., Suite 100, Wheaton, IL 60189. The Funds’ proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at https://www.sec.gov/.

Availability of Fund Portfolio Information

Each Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT are available on the SEC’s website at https://www.sec.gov/ and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. For more information on the Public Reference Room call 1-800-SEC-0330. In addition, each Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-800-MONETTA.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household (“householding”). If you would like to opt out of householding or, once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-241-9772 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Information about the Funds’ Trustees

The Statement of Additional Information (“SAI”) includes information about the Funds’ Trustees and is available without charge, upon request, by calling 1-800-MONETTA.

PRIVACY POLICY (Unaudited)

In order to provide the products and services of the Funds, we may collect nonpublic, personal information from you. We consider such information to be private and confidential and are committed to respecting your privacy and protecting your information.

We may collect nonpublic, personal information about you from the following sources:

•	information that you provide us on applications and other forms;
•	information that we generate to service your account, such as account statements; and
•	information that we may receive from third parties.

We do not disclose nonpublic, personal information about you without your authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds, including transfer agents and mailing services. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities and require third parties to treat your non-public personal information with the same high degree of confidentiality.

We restrict access to your nonpublic, personal information to those employees who need to know such information to provide products or services to you. We maintain certain physical, electronic and procedural safeguards that are designed to protect your nonpublic, personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

(This Page Intentionally Left Blank.)

Monetta Mutual Funds
1776-A South Naperville Road
Suite 100
Wheaton, IL 60189-5831

(b)	Not applicable for this Registrant.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Marlene Z. Hodges and John L. Guy are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distributions calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended December 31, 2023 and December 31, 2022, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2023	FYE 12/31/2022
(a) Audit Fees	$28,500	$27,500
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$8,000	$8,000
(d) All Other Fees	$-	$-

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2023	FYE 12/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) The majority of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/2023	FYE 12/31/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrant’s who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Monetta Trust

By (Signature and Title)      /s/Robert S. Bacarella
Robert S. Bacarella, Chief Executive Officer

Date    February 29, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Robert S. Bacarella
Robert S. Bacarella, Chief Executive Officer

Date    February 29, 2024

By (Signature and Title)      /s/Robert J. Bacarella
Robert J. Bacarella, Chief Financial Officer

Date    February 29, 2024